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                                                                   Exhibit 99(c)

                          NOTICE OF GUARANTEED DELIVERY
                                  FOR TENDER OF
                           7.75% SENIOR NOTES DUE 2010
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)

                                       OF

                             CMS ENERGY CORPORATION

         This form or one substantially equivalent hereto must be used to accept the Exchange Offer of CMS Energy Corporation (the "Company") made pursuant to
the prospectus, dated     , 2004 (the "Prospectus"), if certificates for the
outstanding 7.75% Senior Notes due 2010 issued by the Company (the "old notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to J.P. Morgan Trust Company, N.A. (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender old notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) as well as all tendered old notes in proper form for transfer (or a confirmation of book-entry transfer of such old notes into the Exchange Agent's account at the Depository Trust Company) and all other documents required by the Letter of Transmittal must also be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                 J.P Morgan Trust Company, N.A., Exchange Agent

   By Certified or Registered Mail:            By Overnight Courier or Hand:
    J.P. Morgan Trust Company, N.A.           J.P. Morgan Trust Company, N.A.
     Institutional Trust Services              Institutional Trust Services
             P.O. Box 2320                     2001 Bryan Street, 9th Floor
       Dallas, Texas 75221-2320                     Dallas, Texas 75201
        Attention: Frank Ivins                    Attention: Frank Ivins

                              Confirm By Telephone:
                                 (800) 275-2048

           DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET
           FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE
                       OTHER THAN AS SET FORTH ABOVE, WILL
                        NOT CONSTITUTE A VALID DELIVERY.

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Ladies and Gentlemen:

         Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of old notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer --Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of old notes Tendered: (1)

         $___________________________________________________

(1) Must be in denominations of principal amount of $1,000 and any integral multiple thereof

Certificate Nos. (if available):
         ____________________________________________________

Total Principal Amount Represented by Certificate(s):

         $___________________________________________________

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

     x ___________________________________________________  ____________________

     x ___________________________________________________  ____________________
        SIGNATURE(s) OF OWNER(s) OR AUTHORIZED SIGNATORY           DATE

     Area Code and Telephone Number:____________________________________________

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         Must be signed by the holder(s) of old notes as their name(s) appear(s)
on certificates for old notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. If old notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

                      Please print name(s) and address(es)

Name(s)         ________________________________________________________________

                ________________________________________________________________

                ________________________________________________________________

                ________________________________________________________________

Capacity:       ________________________________________________________________

                ________________________________________________________________

Address(es):    ________________________________________________________________

                ________________________________________________________________

                ________________________________________________________________

Account Number: ________________________________________________________________

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the old notes being tendered hereby or confirmation of book-entry transfer of such old notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

Name of Firm_________________________   Authorized Signature____________________

Address _____________________________   Name____________________________________
                                                  (PLEASE TYPE OR PRINT)

                                        Title___________________________________

Area Code &                             Date____________________________________
Telephone No.________________________

NOTE: DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM. CERTIFICATES OF OLD
      NOTES SHOULD BE SENT ONLY WITH A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

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